Commitments and Contingencies	12 Months Ended
Oct. 03, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments
The Company has various contractual commitments for broadcast rights for sports, films and other programming, totaling approximately $46.4 billion, including approximately $3.1 billion for available programming as of October 3, 2020, and approximately $40.6 billion related to sports programming rights, primarily for college football (including bowl games and the College Football Playoff) and basketball, NBA, NFL, UFC, MLB, Cricket, US Open Tennis, Top Rank Boxing, the PGA Championship and various soccer rights.
The Company has entered into operating leases for various real estate and equipment needs, including office space for general and administrative purposes, production facilities, retail outlets and distribution centers for consumer products, land and content broadcast equipment. In addition, the Company has non-cancelable financing leases, primarily for land and broadcast equipment. See Note 16 for discussion of the Company’s operating and financing lease commitments.
The Company also has contractual commitments for the construction of three new cruise ships, creative talent and employment agreements and unrecognized tax benefits. Creative talent and employment agreements include obligations to actors, producers, sports, television and radio personalities and executives.
Contractual commitments for broadcast programming rights and other commitments including cruise ships and creative talent totaled $58.8 billion at October 3, 2020, payable as follows:

Fiscal Year:	Broadcast Programming	Other	Total
2021	$12,043	$3,051	$15,094
2022	8,632	2,291	10,923
2023	6,030	988	7,018
2024	4,972	1,263	6,235
2025	5,058	1,060	6,118
Thereafter	9,643	3,737	13,380
	$46,378	$12,390	$58,768
Certain broadcast programming rights have payments that are variable based primarily on revenues and are not included in the table above.
Legal Matters
The Company, together with, in some instances, certain of its directors and officers, is a defendant in various legal actions involving copyright, breach of contract and various other claims incident to the conduct of its businesses. Management does not believe that the Company has incurred a probable material loss by reason of any of those actions.
Contractual Guarantees
The Company has guaranteed bond issuances by the Anaheim Public Authority that were used by the City of Anaheim to finance construction of infrastructure and a public parking facility adjacent to the Disneyland Resort. Revenues from sales, occupancy and property taxes from the Disneyland Resort and non-Disney hotels are used by the City of Anaheim to repay the bonds, which mature in 2037. In the event of a debt service shortfall, the Company will be responsible to fund the shortfall. As of October 3, 2020, the remaining debt service obligation guaranteed by the Company was $232 million. To the extent that tax revenues exceed the debt service payments subsequent to the Company funding a shortfall, the Company would be reimbursed for any previously funded shortfalls. To date, tax revenues have exceeded the debt service payments for these bonds.